SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        January 8, 2001
                                                  -----------------------------


                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)


      Connecticut                                        06-1514263
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(State or other jurisdiction                            (IRS Employer
    of incorporation)                                 Identification No.)


  5 Bissell Street, Lakeville, Connecticut                    06039-1868
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.  Other Matters.
         --------------

                  Salisbury Bancorp, Inc. and Salisbury Bank and Trust Company announced that Nancy F. Humphreys has joined the Boards of both Companys.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  c.       Exhibits.

                  99.      Press release dated January 8, 2001

                  Exhibit Index                                          Page
                  -------------                                          ----
                  99.      Press release dated January 8, 2001            3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   January 8, 2001                  SALISBURY BANCORP, INC.


                                          By:    /s/ John F. Perotti
                                             -----------------------------------
                                                John F. Perotti, President and
                                                Chief Executive Officer